Exhibit 32
CERTIFICATION OF CEO AND CFO REQUIRED BY RULE 13a-14(b) OR RULE 15D-14(b) AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE U.S. CODE

In connection with the Annual Report of CSX Corporation on Form 10-K for the fiscal year ended December 26, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Ward, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 9, 2015

/s/ MICHAEL J. WARD
Michael J. Ward
Chairman, President and Chief Executive Officer

In connection with the Annual Report of CSX Corporation on Form 10-K for the fiscal year ended December 26, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fredrik J. Eliasson, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: February 9, 2015

/s/ FREDRIK J. ELIASSON
Fredrik J. Eliasson
Executive Vice President and Chief Financial Officer